Exhibit 21.1
The following is a list of subsidiaries of RPM International Inc.1 as of July 20, 2005.

Jurisdiction of
Name	Incorporation

First Colonial Insurance Company, Inc.	Vermont
First Continental Services Co.	Vermont
RPM Asia Pte. Ltd.	Singapore
Alumanation (M) Sdn. Bhd.	Malaysia
Espan Corporation Pte. Ltd.	Singapore
RPM China Pte. Ltd.	Singapore
Magnagro Industries Pte. Ltd.	Singapore
Dryvit Wall Systems (Suzhou) Co. Ltd.	China
RPM Consumer Holding Company	Delaware
DAP Products Inc.[2]	Delaware
DAP Holdings, LLC[3]	Delaware
Gloucester Co., Inc.	Massachusetts
Bondo Corporation	Ohio
Rust-Oleum Corporation[4]	Illinois
Rust-Oleum International, LLC[5]	Delaware
BPAG, Inc.	Delaware
ROC Sales, Inc.	Illinois
Rust-Oleum Sales Company, Inc.[6]	Ohio
Rust-Oleum Service Company	Delaware
The Flecto Company, Inc.[7]	California
Rust-Oleum Japan Corporation	Japan
The Testor Corporation[8]	Ohio
Zinsser Co., Inc. [9]	New Jersey
Okon, Inc.	Colorado
Zinsser Asia Pacific Pty. Limited	Australia
Zinsser Holdings, LLC[10]	Delaware
Mantrose-Haeuser Co., Inc.	Massachusetts
Modern Masters Inc.	California
Thibaut Inc.	New York
RPM Enterprises, Inc.	Delaware
RPM, Inc.[11]	Ohio
American Emulsions Co., Inc.	Georgia
Select Dye & Chemical, Inc.	Georgia
Bondex International, Inc.	Ohio
Chemical Specialties Manufacturing Corporation	Maryland
Day-Glo Color Corp.[12]	Ohio
Dryvit Holdings, Inc.	Delaware
Dryvit Systems, Inc.[13]	Rhode Island
Dryvit Systems USA (Europe) Sp. zo.o.	Poland
Guardian Products, Inc.	Delaware
Kop-Coat, Inc.	Ohio

Jurisdiction of
Name	Incorporation
Kop-Coat New Zealand Limited	New Zealand
Agpro (N.Z.) Limited	New Zealand
RPM Wood Finishes Group, Inc.[14]	Nevada
Chemical Coatings, Inc.	North Carolina
RPM of Mass., Inc.	Massachusetts
Westfield Coatings Corporation	Massachusetts
TCI, Inc.	Georgia
RPM Industrial Holding Company	Delaware
Carboline Company[15]	Delaware
PLB Holdings Inc.	Nevada
A/D Fire Protection Systems Corp.	Nevada
Carboline International Corporation[16]	Delaware
Carboline Dubai Corporation	Missouri
StonCor Africa (Pty.) Ltd.	South Africa
Chemrite Equipment Systems (Pty.) Ltd.	South Africa
StonCor Namibia (Pty.) Ltd.	South Africa
Republic Powdered Metals, Inc. [17]	Ohio
StonCor Group, Inc.[18]	Delaware
Fibergrate Composite Structures Incorporated[19]	Delaware
Stonhard Nederland B.V.	Netherlands
National Building Facility Services, Inc.	Delaware
Parklin Management Group, Inc.[20]	New Jersey
Stonhard Agencia en Chile	Chile
StonCor Corrosion Specialists Group Ltda.[21]	Brazil
Tremco Incorporated[22]	Ohio
The Euclid Chemical Company[23]	Ohio
Euclid Chemical International Sales Corp.[24]	Ohio
Grandcourt N.V.[25]	Netherlands Antilles
Redwood Transport, Inc.[26]	Ohio
Paramount Technical Products, Inc.	South Dakota
Tremco A.B.	Sweden
Tremco Asia Pacific Pty. Limited	Australia
PABCO Products Pty. Limited	Australia
Tremco Pty. Limited	Australia
Tremco Asia Pte. Ltd.	Singapore
Tremco Barrier Solutions, Inc.	Delaware
Tremco GmbH	Germany
Weatherproofing Technologies, Inc.[27]	Delaware
RSIF International Limited	Ireland
Sierra Performance Coatings, Inc.	California

[1]	RPM International Inc. owns 100% of the outstanding voting Common Stock of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding Series A Preferred Stock (non-voting)

by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[2]	DAP Products Inc. owns 100% of the outstanding Series B Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the Outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

DAP Products Inc. owns 94% of the outstanding shares of Portazul, S.A., a Dominican Republic corporation. The remaining 6% of the outstanding shares of Portazul, S.A. are held by the directors of Portazul, S.A.

[3]	DAP Holdings, LLC owns 100% of the outstanding Common Stock of DAP Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of DAP Brands Company.

DAP Holdings, LLC owns 1.60% of the outstanding Common Stock of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Common Stock of RPM Holdco Corp. is held as follows: Carboline Company 2.93%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-

Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

DAP Holdings, LLC owns 23.81% of the outstanding Preferred Stock of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: Rust-Oleum International, LLC 51.54% and Zinsser Holdings, LLC 24.65%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[4]	Rust-Oleum Corporation owns 100% of the outstanding Series E Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Rust-Oleum Corporation owns 99.992% of the outstanding shares of Rust-Oleum Argentina S.A., an Argentine corporation. The remaining .008% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum Sales Company, Inc.

[5]	Rust-Oleum International, LLC owns 100% of the outstanding Common Stock of Rust-Oleum Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Rust-Oleum Brands Company.

Rust-Oleum International, LLC owns 15% of the outstanding Common Stock of RPM Holdco Corp., a Delaware Corporation. The remaining Common Stock of RPM Holdco Corp. is held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

Rust-Oleum International, LLC owns 51.54% of the outstanding Preferred Stock of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: DAP Holdings, LLC 23.81% and Zinsser Holdings, LLC 24.65%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[6]	Rust-Oleum Sales Company, Inc. owns .008% of the outstanding shares of Rust-Oleum Argentina S.A., an Argentine corporation. The remaining 99.992% of the outstanding shares of Rust-Oleum Argentina S.A. are held by Rust-Oleum Corporation.

[7]	The Flecto Company, Inc. owns 79% of the outstanding shares of Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 21% of the outstanding shares of Harry A. Crossland Investments, Ltd. are held by RPM Canada Company.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares of Crossland Distributors Ltd., a Canadian corporation.

[8]	The Testor Corporation owns 100% of the outstanding Series F Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[9]	Zinsser Co., Inc. owns 100% of the outstanding Series I Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by

The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[10]	Zinsser Holdings, LLC owns 100% of the outstanding Common Stock of Zinsser Brands Company, a Delaware corporation. RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Zinsser Brands Company.

Zinsser Holdings, LLC owns .27% of the outstanding Common Stock of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Common Stock of RPM Holdco Corp. is held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87% and Tremco Incorporated 44.67%.

Zinsser Holdings, LLC owns 24.65% of the outstanding Preferred Stock of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding Preferred Stock is held as follows: DAP Holdings, LLC 23.81% and Rust-Oleum International, LLC 51.54%

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[11]	RPM, Inc. owns 88% of the outstanding shares of RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 12% of the outstanding shares of RPM/Lux Consult S.A. are held by Tremco Incorporated.

RPM/Lux Consult S.A. owns .2% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining 99.8% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Belgium N.V.

[12]	Day-Glo Color Corp. owns 7.33% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Day-Glo Color Corp. owns .32% of the outstanding shares of Radiant Color N.V., a Belgian corporation. The remaining 99.68% of the outstanding shares of Radiant Color N.V. are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 99.99% of the outstanding shares of Martin Mathys N.V., a Belgian corporation. The remaining .01% of the outstanding shares of Martin Mathys N.V. are held by RPM/Belgium N.V.

Radiant Color N.V. owns 85.71% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 13.57% are held by RPOW France S.A.S. and .72% are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 67.86% of the outstanding shares of Ecoloc N.V., a Belgian corporation. The remaining 32.14% of the outstanding shares of Ecoloc N.V. are held by Lock-Tile Belgium N.V.

Radiant Color N.V. owns 99.96% of the outstanding shares of Lock-Tile Belgium N.V., a Belgian corporation. The remaining .04% of the outstanding shares of Lock-Tile Belgium N.V. are held by RPM/Belgium N.V.

[13]	Dryvit Systems, Inc. owns 8.40% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

Dryvit Systems, Inc. owns 88% of the outstanding shares of Beijing Dryvit Chemical Building Materials Co., Ltd., a Peoples Republic of China company. The remaining outstanding shares of Beijing Dryvit Chemical Building Materials Co., Ltd. are held by a joint venture partner.

Dryvit Systems, Inc. owns 27.03% of AWCI Insurance Company, Ltd., a Bermuda exempt company. The remaining outstanding shares of AWCI Insurance Company, Ltd. are held by other EIFS manufacturers.

[14]	RPM Wood Finishes Group, Inc. owns 5.66% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[15]	Carboline Company owns 2.93% of the outstanding shares of RPM Holdco Corp., a Delaware Corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

[16]	Carboline International Corporation owns 49% of Carboline Korea Ltd.; 40% of Carboline Norge A/S; 49% of StonCor Middle East LLC; 33.33% of Japan Carboline Company Ltd.; and 40% of CDC Carboline (India) Ltd. All outstanding shares of these entities are held by joint venture partners. However, 5% of the outstanding shares of Carboline Norge A/S are held by RPM Funding Corporation.

[17]	Republic Powdered Metals, Inc. owns 100% of the outstanding Series A & D Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

[18]	StonCor Group, Inc. owns 12.87% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

StonCor Group, Inc. owns 95% of the outstanding shares of StonCor South Cone S.A., an Argentine corporation. The remaining 5% of the outstanding shares of StonCor South Cone S.A. are held by Parklin Management Group, Inc.

StonCor Group, Inc. owns 99% of the outstanding shares of Stonhard S.A., a Luxembourg corporation. The remaining 1% of the outstanding shares of Stonhard S.A. are held by Parklin Management Group, Inc.

StonCor Group, Inc. owns 99.25% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining .75% of the outstanding shares of Grupo StonCor, S.A. de C.V. are held by Parklin Management Group, Inc.

Grupo StonCor, S.A. de C.V. owns 100% of the outstanding shares of Plasite, S.A. de C.V. Mexico, a Mexican corporation and 100% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Colombian corporation.

Grupo StonCor, S.A. de C.V. owns .1% of the outstanding shares of Irving FRP, S.A. de C.V., a Mexican corporation The remaining 99.9% of the outstanding shares of Irving FRP, S.A. de C.V. are held by Fibergrate Composite Structures Incorporated.

StonCor Group, Inc. owns 99.99% of the outstanding shares of Stonhard de Mexico S.A. de C.V., a Mexican corporation. The remaining .01% of the outstanding shares are held by Parklin Management Group, Inc.

Stonhard de Mexico S.A. de C.V. owns 100% of the outstanding shares of Juarez Immobiliaria, S.A., a Mexican corporation.

StonCor Group, Inc. owns .01% of the outstanding shares of StonCor Services, Ltda., a Brazilian corporation. The remaining 99.99% of the outstanding shares of StonCor Services, Ltda. are held by StonCor Corrosion Specialists Group Ltda.

[19]	Fibergrate Composite Structures Incorporated owns 99.9% of the outstanding shares of Irving FRP, S.A. de C.V., a Mexican corporation. The remaining .1% of the outstanding shares of Irving FRP, S.A. de C.V. are held by Grupo StonCor, S.A. de C.V.

[20]	Parklin Management Group, Inc. owns .875% of the outstanding shares of StonCor (Deutschland) GmbH, a German corporation. Of the remaining 99.125% of the outstanding shares of StonCor (Deutshland) GmbH, 98.25% are held by RPM Canada, a General Partnership and .875% are held by RPM Canada Company.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares of Alteco Technik GmbH, a German corporation.

Alteco Technik GmbH owns 1% of the outstanding shares of Alteco Chemical-Produtos Quimicos SA, a Portuguese company. Of the remaining outstanding shares of Alteco Chemical-Produtos Quimicos SA, 96% are held by RPM/Belgium N.V. and 3% are held by three directors of Alteco Chemical-Produtos Quimicos SA

Parklin Management Group, Inc. owns .75% of the outstanding shares of Grupo StonCor, S.A. de C.V., a Mexican corporation. The remaining 99.25% of the outstanding shares of Grupo StonCor, S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns .01% of the outstanding shares of Stonhard de Mexico S.A. de C.V., a Mexican corporation. The remaining 99.99% of the outstanding shares of Stonhard de Mexico S.A. de C.V. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns 1% of the outstanding shares of Stonhard S.A., a Luxembourg corporation. The remaining 99% of the outstanding shares of Stonhard S.A. are held by StonCor Group, Inc.

Parklin Management Group, Inc. owns 5% of the outstanding shares of StonCor South Cone S.A., an Argentine corporation. The remaining 95% of the outstanding shares of StonCor South cone S.A. are held by StonCor Group, Inc.

[21]	StonCor Corrosion Specialists Group Ltda. owns 99.99% of the outstanding shares of StonCor Services, Ltda., a Brazilian corporation. The remaining .01% of the outstanding shares of StonCor Services, Ltda. are held by StonCor Group, Inc.

[22]	Tremco Incorporated owns 100% of the outstanding Series G Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Tremco Incorporated owns 44.67% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit

Systems, Inc. 8.40%, The Euclid Chemical Company 1.27%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of DAP Brands Company, a Delaware corporation. DAP Holdings, LLC owns 100% of the outstanding Common Stock of DAP Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Rust-Oleum Brands Company, a Delaware corporation. Rust-Oleum International, LLC owns 100% of the outstanding Common Stock of Rust-Oleum Brands Company.

RPM Canada Company owns 100% of the outstanding Series A Preferred Stock and Series B Preferred Stock of Zinsser Brands Company, a Delaware corporation. Zinsser Holdings, LLC owns 100% of the outstanding Common Stock of Zinsser Brands Company.

RPM Canada Company owns 100% of the outstanding shares of RPM Canada Investment Company, a Canadian unlimited liability company.

RPM Canada Company is a 75% partner in RPM Canada, a General Partnership, an Ontario partnership. RPM Canada Investment Company is a 25% partner in RPM Canada, a General Partnership.

RPM Canada Company owns 21% of the outstanding shares of Harry A. Crossland Investments, Ltd., a Nevada corporation. The remaining 79% of the outstanding shares of Harry A. Crossland Investments, Ltd. are held by The Flecto Company, Inc.

Harry A. Crossland Investments, Ltd. owns 100% of the outstanding shares of Crossland Distributors Ltd., a Canadian corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares of Euclid Admixture Canada Inc., a Canadian corporation.

RPM Canada, a General Partnership owns 100% of the outstanding shares of A/D Fire Protection Systems Inc., a Canadian corporation.

A/D Fire Protection Systems Inc. owns 50% of the outstanding shares of the following Canadian corporations: Donalco Inc., Donalco Western Inc. and 2926253 Canada Ltd./Ltd. (dba Pro Firestop). The remain 50% of the outstanding shares are held by non-RPM shareholders.

RPM Canada, a General Partnership owns 100% of the outstanding shares of Tremco Limited, a United Kingdom corporation.

Tremco Limited owns 100% of the outstanding shares of OY Tremco Ltd., a Finnish corporation and 100% of the outstanding shares of Tretol Group Limited, a United Kingdom corporation.

Tretol Group Limited owns 100% of the outstanding shares of Tretol Limited and Tretolbond Limited, both United Kingdom corporations.

RPM Canada Company owns 79% of the outstanding shares of RPM Europe Holdco B.V., a Netherlands corporation. The remaining 21% of the outstanding shares of RPM Europe Holco B.V. are held by RPM Canada, a General Partnership.

RPM Europe Holdco B.V. owns 100% of the outstanding shares of Rust-Oleum Netherlands B.V., StonCor Benelux B.V., and Tremco B.V., all Netherlands corporations, and RPOW U.K. Limited, a United Kingdom corporation.

RPM Europe Holdco B.V. owns 96.04% of the outstanding shares of RPM/Belgium N.V., a Belgian corporation. The remaining 3.96% of the outstanding shares of RPM/Belgium N.V. are held by Tremco Incorporated.

RPM Europe Holdco B.V. owns 100% of the outstanding shares of Compact Technology GmbH, a German corporation.

RPM Europe Holdco B.V. owns 99.68% of the outstanding shares of Radiant Color N.V., a Belgian corporation. The remaining .32% of the outstanding shares of Radiant Color N.V. are held by Day-Glo Color Corp.

Radiant Color N.V. owns 99.99% of the outstanding shares of Martin Mathys N.V., a Belgian corporation. The remaining .01% of the outstanding shares of Martin Mathys N.V. are held by RPM/Belgium N.V.

Radiant Color N.V. owns 85.71% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 13.57% are held by RPOW France S.A.S. and .72% are held by RPM Europe Holdco B.V.

Radiant Color N.V. owns 67.86% of the outstanding shares of Ecoloc N.V., a Belgian corporation. The remaining 32.14% of the outstanding shares of Ecoloc N.V. are held by Lock-Tile Belgium N.V.

Radiant Color N.V. owns 99.96% of the outstanding shares of Lock-Tile Belgium N.V., a Belgian corporation. The remaining .04% of the outstanding shares of Lock-Tile Belgium N.V. are held by RPM/Belgium N.V.

RPM/Belgium N.V. owns 99.8% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining .2% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Lux Consult S.A.

RPM/Belgium N.V. owns 96% of the outstanding shares of Alteco Chemical-Produtos Quimicos SA, a Portuguese corporation. Of the remaining outstanding shares of Alteco Chemical-Produtos

Quimicos SA, 1% are held by Alteco Technik GmbH and 3% are held by three directors of Alteco Chemical-Produtos Quimicos SA

RPM Europe Holdco B.V. owns 99% of the outstanding shares of Zinsser Europe N.V., a Belgian corporation. The remaining 1% of the outstanding shares of Zinsser Europe N.V. are held by RPM/Belgium N.V.

RPM Europe Holdco B.V. owns 100% of the outstanding shares of RPOW France S.A.S., a French corporation.

RPM Europe Holdco B.V. owns .72% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 85.71% are held by Radiant Color N.V. and 13.57% are held by RPOW France S.A.S.

RPM Europe Holdco B.V. owns 99.04% of the outstanding shares of RPM Europe S.A., a Belgian corporation. The remaining .96% of the outstanding shares of RPM Europe S.A. are held by RPM/Lux Consult S.A.

RPOW France S.A.S. owns 13.57% of the outstanding shares of APSA S.p.A., an Italian corporation. Of the remaining outstanding shares of APSA S.p.A., 85.71% are held by Radiant Color N.V. and .72% are held by RPM Europe Holdco B.V.

RPOW France S.A.S. owns 100% of the outstanding shares of Corroline France S.A.S., a French corporation.

RPOW France S.A.S. owns 100% of the outstanding shares of Rust-Oleum France S.A.S., a French corporation.

RPOW France S.A.S. owns 70% of the outstanding shares of Rust-Oleum Mathys Italia S.r.l., an Italian corporation. The remaining 30% of the outstanding shares of Rust-Oleum Mathys Italia S.r.l. are held by a joint venture partner.

RPOW France S.A.S. owns 99.99% of the outstanding shares of Stonhard S.A.S., a French corporation. The remaining .01% of the outstanding shares are held by Rust-Oleum France S.A.S.

RPOW U.K. Limited owns 100% of the outstanding shares of each of the following United Kingdom corporations: Bondo U.K. Limited, Chemspec Europe Limited, Dryvit U.K. Limited, Fibergrate Composite Structures Limited, Mantrose U.K. Limited, RPM Holdings UK Limited, Rust-Oleum U.K. Limited and Stonhard U.K. Limited, as well as Stonhard (Ireland) Limited, an Irish corporation.

Mantrose U.K. Limited owns 100% of the outstanding shares of each of Agricoat Industries Limited and Wm. Zinsser Limited, both United Kingdom corporations.

RPM Holdings UK Limited owns 100% of the outstanding shares of Dore Holdings Limited, a United Kingdom corporation.

Dore Holdings Limited owns 100% of the outstanding shares of each of Amtred Limited and Nullifire Limited, both United Kingdom corporations.

RPM Canada, a General Partnership, owns 98.25% of the outstanding shares of StonCor (Deutschland) GmbH, a German corporation. The remaining 1.75% of the outstanding shares of StonCor (Deutschland) GmbH are split equally between RPM Canada Company and Parklin Management Group, Inc., each holding .875% of the remaining outstanding shares.

StonCor (Deutschland) GmbH owns 100% of the outstanding shares of Alteco Technik GmbH, a German corporation.

Alteco Technik GmbH owns 1% of the outstanding shares of Alteco Chemical-Produtos Quimicos SA, a Portuguese company. Of the remaining outstanding shares of Alteco Chemical-Produtos Quimicos SA, 96% are held by RPM/Belgium N.V. and 3% are held by three directors of Alteco Chemical-Produtos Quimicos SA

Tremco Incorporated owns 3.96% of the outstanding shares of RPM/Belgium N.V., a Belgian corporation. The remaining 96.04% of the outstanding shares of RPM/Belgium N.V. are held by RPM Europe Holdco B.V.

RPM/Belgium N.V. owns 99.8% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining .2% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Lux Consult S.A.

RPM/Belgium N.V. owns 96% of the outstanding shares of Alteco Chemical-Produtos Quimicos SA, a Portuguese corporation. Of the remaining outstanding shares of Alteco Chemical-Produtos Quimicos SA, 1% are held by Alteco Technik GmbH and 3% are held by three directors of Alteco Chemical-Produtos Quimicos SA

RPM/Belgium N.V. owns .01% of the outstanding shares of Martin Mathys N.V., a Belgian corporation. The remaining 99.99% of the outstanding shares of Martin Mathys N.V. are held by Radiant Color N.V.

RPM/Belgium N.V. owns 1% of the outstanding shares of Zinsser Europe N.V., a Belgian corporation. The remaining 99% of the outstanding shares of Zinsser Europe N.V. are held by RPM Europe Holdco B.V.

RPM/Belgium N.V. owns .04% of the outstanding shares of Lock-Tile Belgium N.V., a Belgian corporation. The remaining 99.96% of the outstanding shares of Lock-Tile Belgium N.V. are held by Radiant Color N.V.

Lock-Tile Belgium N.V. owns 32.14% of Ecoloc N.V. The remaining 67.86% of the outstanding shares of Ecoloc N.V. are held by Radiant Color N.V.

Tremco Incorporated owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns

50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp, Redwood Transport, Inc. and Weatherproofing Technologies, Inc. each own .0025%.

Tremco Incorporated owns 50% of the outstanding shares of Sime Tremco Sdn. Bhd., a Malaysian corporation. The remaining outstanding shares of Sime Tremco Sdn. Bhd. are held by a joint venture partner.

Sime Tremco Sdn. Bhd. Owns 100% of the outstanding shares of each of Sime Tremco (Malaysia) Sdn. Bhd. and Sime Tremco Specialty Chemicals Sdn, Bhd., both Malaysian corporations.

Tremco Incorporated owns 99.999% of the outstanding shares of Tremco Far East Limited, a Hong Kong corporation. The remaining .001% of the outstanding shares of Tremco Far East Limited are held by a director of Tremco Far East Limited.

Tremco Far East Limited owns 100% of the outstanding shares of Tremco (Malaysia) Sdn. Bhd., a Malaysian corporation and 100% of the outstanding shares of Shanghai Tremco International Trading Co., Ltd., a Chinese corporation.

Tremco Incorporated owns 12% of the outstanding shares of RPM/Lux Consult S.A., a Luxembourg corporation. The remaining 88% of the outstanding shares of RPM/Lux Consult S.A. are held by RPM, Inc.

RPM/Lux Consult S.A. owns .2% of the outstanding shares of Monile France S.A.R.L., a French corporation. The remaining 99.8% of the outstanding shares of Monile France S.A.R.L. are held by RPM/Belgium N.V.

RPM/Lux Consult S.A. owns .96% of the outstanding shares of RPM Europe S.A., a Belgian corporation. The remaining 99.04% of the outstanding shares of RPM Europe S.A. are held by RPM Europe Holdco B.V.

[23]	The Euclid Chemical Company owns 60% interest in Euco Densit LLC, an Ohio limited liability company. The remaining 40% interest in Euco Densit LLC is held by a joint venture partner.

The Euclid Chemical Company owns 100% of the outstanding Series C Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series H Preferred Stock (non-voting) by Weatherproofing Technologies, Inc.; 100% of the outstanding Series I Preferred Stock (non-

voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

The Euclid Chemical Company owns 1.27% of the outstanding shares of RPM Holdco Corp., a Delaware corporation. The remaining outstanding shares of RPM Holdco Corp. are held as follows: Carboline Company 2.93%, DAP Holdings, LLC 1.60%, Day-Glo Color Corp. 7.33%, Dryvit Systems, Inc. 8.40%, RPM Wood Finishes Group, Inc. 5.66%, Rust-Oleum International, LLC 15%, StonCor Group, Inc. 12.87%, Tremco Incorporated 44.67% and Zinsser Holdings, LLC .27%.

RPM Holdco Corp. owns 100% of the outstanding shares of RPM Canada Company, a Canadian unlimited liability company. Subsidiaries of RPM Canada Company are listed under Tremco Incorporated footnote.

The Euclid Chemical Company owns 99.997% of the outstanding shares of Eucomex S.A. de C.V., a Mexican corporation. The remaining .003% of the outstanding shares of Eucomex S.A. de C.V. are held by Redwood Transport, Inc.

The Euclid Chemical Company owns 49% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[24]	Euclid Chemical International Sales Corp. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[25]	Grandcourt N.V. owns 50.99% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[26]	Redwood Transport, Inc. owns .003% of the outstanding shares of Eucomex S.A. de C.V., a Mexican corporation. The remaining 99.997% of the outstanding shares of Eucomex S.A. de C.V. are held by The Euclid Chemical Company.

Redwood Transport, Inc. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Tremco Incorporated and Weatherproofing Technologies, Inc. each own .0025%.

[27]	Weatherproofing Technologies, Inc. owns 100% of the outstanding Series H Preferred Stock (non-voting) of RPM Funding Corporation, a Delaware corporation. The remaining outstanding shares of RPM Funding Corporation are held as follows: 100% of the outstanding voting Common Stock by RPM International Inc.; 100% of the outstanding Series A Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series B Preferred Stock (non-voting) by DAP Products Inc.; 100% of the outstanding Series C Preferred Stock (non-voting) by The Euclid Chemical Company; 100% of the outstanding Series D Preferred Stock (non-voting) by Republic Powdered Metals, Inc.; 100% of the outstanding Series E Preferred Stock (non-voting) by Rust-Oleum Corporation; 100% of the outstanding Series F Preferred Stock (non-voting) by The Testor Corporation; 100% of the outstanding Series G Preferred Stock (non-voting) by Tremco Incorporated; 100% of the outstanding Series I Preferred Stock (non-voting) by Zinsser Co., Inc.; and 100% of the outstanding Series J Preferred Stock (non-voting) by Tremco Barrier Solutions, Inc.

RPM Funding Corporation owns 5% of the outstanding shares of Carboline Norge A/S, a Norwegian corporation. Of the remaining outstanding shares of Carboline Norge A/S, Carboline International Corporation owns 40% and 55% are held by a joint venture partner.

Weatherproofing Technologies, Inc. owns .0025% of the outstanding shares of Toxement S.A., a Colombian corporation. Of the remaining outstanding shares of Toxement S.A., Grandcourt N.V. owns 50.99%, The Euclid Chemical Company owns 49% and Euclid Chemical International Sales Corp., Redwood Transport, Inc. and Tremco Incorporated each own .0025%.